As filed with the Securities and Exchange Commission on April 26, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 3 TO

FORM S-3 No. 333-202711

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Magnum Hunter Resources Corporation

(and the guarantors identified in the Table of Subsidiary Guarantor Registrants below)
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

909 Lake Carolyn Parkway, Suite 600

Irving, Texas 75039

(832) 369-6986

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Name, address, including zip code and telephone number, including area code, of agent for service) Paul M. Johnston 909 Lake Carolyn Parkway, Suite 600 Irving, Texas 75039 (832) 369-6986	Copy of communications to: Matthew R. Pacey, P.C. Kirkland & Ellis LLP 600 Travis Street, Suite 3300 Houston, Texas 77002 Tel: (713) 835-3600 Fax: (713) 835-3601

Approximate date of commencement of proposed sale to the public:
Not applicable.  Removal from registration of securities that were not sold pursuant to this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:   ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact name of Co-Registrant as specified in its Charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Alpha Hunter Drilling, LLC	Delaware	27-1657505
Bakken Hunter, LLC	Delaware	27-3553862
Hunter Aviation, LLC	Delaware	45-3698600
Hunter Real Estate, LLC	Delaware	27-1658073
Magnum Hunter Marketing, LLC	Delaware	45-3202527
Magnum Hunter Production, Inc.	Kentucky	61-1057062
Magnum Hunter Resources GP, LLC	Delaware	27-1355887
Magnum Hunter Resources, LP	Delaware	27-1355958
MHR Acquisition Company II, LLC	Delaware	37-1762439
MHR Acquisition Company III, LLC	Delaware	36-4791143
NGAS Gathering, LLC	Kentucky	20-4272054
NGAS Hunter, LLC	Delaware	27-3953737
Shale Hunter, LLC	Delaware	46-2331952
Triad Hunter, LLC	Delaware	27-1355830
Viking International Resources Co., Inc.	Delaware	31-1240097
Williston Hunter ND, LLC	Delaware	27-3553798

(1)  The address, including zip code, and telephone number, including area code of the principal executive offices of each co-registrant are:

909 Lake Carolyn Parkway, Suite 600

Irving, Texas 75039

(832) 369-6986

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the following Registration Statement on Form S-3 (the “Registration Statement”), originally filed by Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), and the guarantors identified in the Table of Subsidiary Guarantor Registrants, above, with the Securities and Exchange Commission:

•                  Registration No. 333-202711, filed on Form S-3 on March 13, 2015 (as amended on April 15, 2015 and April 20, 2015), pertaining to the registration of an aggregate of $500,000,000 of securities.

On December 15, 2015, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under chapter 11 (the “Filing”) of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), which cases are being jointly administered under the caption In re Magnum Hunter Resources Corporation, et al., Case No. 15-12533 (the “Chapter 11 Cases”).

As a result of the Chapter 11 Cases, the Company has terminated all offerings of securities pursuant to the Registration Statement. In accordance with an undertaking made by the Company in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities that had been registered for issuance that remain unsold at the termination of such offering, the Company hereby removes from registration all of such securities registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MAGNUM HUNTER RESOURCES CORPORATION

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

	Signature	Title

	/s/ Gary C. Evans	Chairman of the Board and Chief Executive Officer
	Gary C. Evans	(Principal Executive Officer)

	/s/ Joseph C. Daches	Senior Vice President and Chief Financial Officer
	Joseph C. Daches	(Principal Financial and Accounting Officer)

	*	Director
Victor Carrillo

	*	Director
Stephen C. Hurley

	*	Director
Joe L. McClaugherty

	*	Director
Jeff Swanson

*By:	/s/ Gary C. Evans
Gary C. Evans Attorney in fact for the persons indicated

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

ALPHA HUNTER DRILLING, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature			Title

/s/ Gary C. Evans			Chief Executive Officer
Gary C. Evans			(Principal Executive Officer)

/s/Joseph C. Daches			Senior Vice President and Treasurer
Joseph C. Daches			(Principal Financial and Accounting Officer)

Triad Hunter, LLC			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

BAKKEN HUNTER, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature			Title

/s/ Gary C. Evans			Chief Executive Officer
Gary C. Evans			(Principal Executive Officer)

/s/Joseph C. Daches			Senior Vice President and Treasurer
Joseph C. Daches			(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

HUNTER AVIATION, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature			Title

/s/ Gary C. Evans			Chief Executive Officer and President
Gary C. Evans			(Principal Executive Officer)

/s/Joseph C. Daches			Senior Vice President and Treasurer
Joseph C. Daches			(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

HUNTER REAL ESTATE, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature			Title

/s/ Gary C. Evans			Chief Executive Officer
Gary C. Evans			(Principal Executive Officer)

/s/Joseph C. Daches			Senior Vice President and Treasurer
Joseph C. Daches			(Principal Financial and Accounting Officer)

Triad Hunter, LLC			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MAGNUM HUNTER MARKETING, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature			Title

/s/ Gary C. Evans			Chief Executive Officer and President
Gary C. Evans			(Principal Executive Officer)

/s/Joseph C. Daches			Senior Vice President and Treasurer
Joseph C. Daches			(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MAGNUM HUNTER PRODUCTION, INC.

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer and Director
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer and Director
Joseph C. Daches	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MAGNUM HUNTER RESOURCES GP, LLC
By: Magnum Hunter Resources Corporation, its sole manager

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer and President
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation	Sole Manager

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MAGNUM HUNTER RESOURCES, LP
By: Magnum Hunter Resources GP, LLC, its general partner

By: Magnum Hunter Resources Corporation, its sole manager

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature		Title

Magnum Hunter Resources GP, LLC		General Partner

By: Magnum Hunter Resources Corporation, its sole manager

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

Magnum Hunter Resources Corporation		Limited Partner

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MHR ACQUISITION COMPANY II, LLC
By: Magnum Hunter Resources Corporation, its sole member

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation	Sole Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

MHR ACQUISITION COMPANY III, LLC
By: Magnum Hunter Resources Corporation, its sole member

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation	Sole Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

NGAS GATHERING, LLC

By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer and President
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation	Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

NGAS HUNTER, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

SHALE HUNTER, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

TRIAD HUNTER, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

VIKING INTERNATIONAL RESOURCES CO., INC.

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer and Director
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer and Director
Joseph C. Daches	(Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants certifies that it has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on April 26, 2016.

WILLISTON HUNTER ND, LLC

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 26, 2016.

Signature	Title

/s/ Gary C. Evans	Chief Executive Officer
Gary C. Evans	(Principal Executive Officer)

/s/Joseph C. Daches	Senior Vice President and Treasurer
Joseph C. Daches	(Principal Financial and Accounting Officer)

Magnum Hunter Resources Corporation			Sole Managing Member

By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer